Exhibit 10.3

MARQETA, INC.

2021 STOCK OPTION AND INCENTIVE PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Marqeta, Inc. 2021 Stock Option and Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and Consultants of Marqeta, Inc. (the “Company”) and its Affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.

“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights.

“Award Agreement” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Agreement is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Consultant” means a consultant or adviser who provides bona fide services to the Company or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Act.

“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.

“Effective Date” means the date on which the Plan becomes effective as set forth in Section 19.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is listed on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market, The New York Stock Exchange or another national securities exchange or traded on any established market, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations; provided further, however, that if the date for which Fair Market Value is determined is the Registration Date, the Fair Market Value shall be the “Price to the Public” (or equivalent) set forth on the cover page for the final prospectus relating to the Company’s initial public offering.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Registration Date” means the date upon which the registration statement on Form S-1 that is filed by the Company with respect to its initial public offering is declared effective by the Securities and Exchange Commission.

“Restricted Shares” means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.

“Restricted Stock Award” means an Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Restricted Stock Units” means an Award of stock units subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company (for the avoidance of doubt, any change in majority voting power resulting from the conversion of Class B common stock of the Company to Class A common stock of the Company by an individual stockholder shall not, on its own, constitute a Sale Event).

“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Service Relationship” means any relationship as an employee, director or Consultant of the Company or any Affiliate (e.g., a Service Relationship shall be deemed to continue without interruption in the event an individual’s status changes from full-time employee to part-time employee or Consultant).

“Stock” means the Class A Common Stock, par value $0.0001 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Agreement) having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

SECTION 2. ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a) Administration of Plan. The Plan shall be administered by the Administrator.

(b) Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i) to select the individuals to whom Awards may from time to time be granted;

(ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

(iii) to determine the number of shares of Stock to be covered by any Award;

(iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Agreements;

(v) to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi) subject to the provisions of Section 5(c), to extend at any time the period in which Stock Options may be exercised; and

(vii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c) Delegation of Authority to Grant Awards. Subject to applicable law, the Administrator, in its discretion, may delegate to a committee consisting of one or more officers of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not members of the delegated committee. Any such delegation by the Administrator shall include a limitation as to the amount of Stock underlying Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

(d) Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

(e) Indemnification. Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(f) Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a) Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 60,000,000 shares (the “Initial Limit”), subject to adjustment as provided in this Section 3, plus on January 1, 2022 and each January 1 thereafter, the number of shares of Stock reserved and available for issuance under the Plan shall be cumulatively increased by five percent (5%) of the number of shares of Class A and Class B common stock issued and outstanding on the immediately preceding December 31 or such lesser amount as determined by the Administrator (the “Annual Increase”). Subject to such overall limitation, the maximum aggregate number of shares of Stock that may be issued in the form of Incentive Stock Options shall not exceed the Initial Limit cumulatively increased on January 1, 2022 and on each January 1 thereafter by the lesser of the Annual Increase for such year or 60,000,000 shares of Stock, subject in all cases to adjustment as provided in this Section 3. For purposes of this limitation, the shares of Stock underlying any awards under the Plan and the shares of Class B common stock of the Company underlying any awards under the Company’s 2011 Equity Incentive Plan, as amended that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan, and to the extent permitted under Section 422 of the Code and the regulations promulgated thereunder, the shares of Stock that may be issued as Incentive Stock Options (provided, that any such shares of Class B common stock of the Company shall first be converted to shares of Class A common stock of the Company). The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

(b) Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (iv) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares subject to Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

(c) Mergers and Other Transactions. In the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate. In such case, except as may be otherwise provided in the relevant Award Agreement, all Options and Stock Appreciation Rights with time-based vesting conditions or restrictions that are not vested and/or exercisable immediately prior to the effective time of the Sale Event shall become fully vested and exercisable as of the effective time of the Sale Event, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event, and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a Sale Event in the Administrator’s discretion or to the extent specified in the relevant Award Agreement. In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights (provided that, in the case of an Option or Stock Appreciation Right with an exercise price equal to or greater than the Sale Price, such Option or Stock Appreciation Right shall be cancelled for no consideration); or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable) held by such grantee. The Company shall also have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding other Awards in an amount equal to the Sale Price multiplied by the number of vested shares of Stock under such Awards.

(d) Maximum Awards to Non-Employee Directors. Notwithstanding anything to the contrary in this Plan, the value of all Awards awarded under this Plan and all other cash compensation paid by the Company to any Non-Employee Director in any calendar year shall not exceed $750,000; provided, however, that such amount shall be $1,000,000 for the calendar year in which the applicable Non-Employee Director is initially elected or appointed to the Board except for in the first year of service. For the purpose of this limitation, the value of any Award shall be its grant date fair value, as determined in accordance with ASC 718 or successor provision but excluding the impact of estimated forfeitures related to service-based vesting provisions.

SECTION 4. ELIGIBILITY

Grantees under the Plan will be such employees, Non-Employee Directors or Consultants of the Company and its Affiliates as are selected from time to time by the Administrator in its sole discretion; provided that Awards may not be granted to employees, Non-Employee Directors or Consultants who are providing services only to any “parent” of the Company, as such term is defined in Rule 405 of the Act, unless (i) the stock underlying the Awards is treated as “service recipient stock” under Section 409A or (ii) the Company has determined that such Awards are exempt from or otherwise comply with Section 409A.

SECTION 5. STOCK OPTIONS

(a) Award of Stock Options. The Administrator may grant Stock Options under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the grantee’s election, subject to such terms and conditions as the Administrator may establish.

(b) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date. Notwithstanding the foregoing, Stock Options may be granted with an exercise price per share that is less than 100 percent of the Fair Market Value on the date of grant (i) pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) to individuals who are not subject to U.S. income tax on the date of grant or (iii) the Stock Option is otherwise compliant with Section 409A.

(c) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

(d) Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(e) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the Award Agreement:

(i) In cash, by certified or bank check or other instrument acceptable to the Administrator;

(ii) Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

(iii) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or

(iv) With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in her/his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Award Agreement or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(f) Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

SECTION 6. STOCK APPRECIATION RIGHTS

(a) Award of Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights under the Plan. A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Agreement) having a value equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

(b) Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.

(c) Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.

(d) Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined on the date of grant by the Administrator. The term of a Stock Appreciation Right may not exceed ten years. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

SECTION 7. RESTRICTED STOCK AWARDS

(a) Nature of Restricted Stock Awards. The Administrator may grant Restricted Stock Awards under the Plan. A Restricted Stock Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives.

(b) Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Shares and receipt of dividends; provided that if the lapse of restrictions with respect to the Restricted Stock Award is tied to the attainment of performance goals, any dividends paid by the Company during the performance period shall accrue and shall not be paid to the grantee until and to the extent the performance goals are met with respect to the Restricted Stock Award. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(c) Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Agreement. Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 16 below, in writing after the Award is issued, if a grantee’s employment (or other Service Relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other Service Relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

(d) Vesting of Restricted Shares. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.”

SECTION 8. RESTRICTED STOCK UNITS

(a) Nature of Restricted Stock Units. The Administrator may grant Restricted Stock Units under the Plan. A Restricted Stock Unit is an Award of stock units that may be settled in shares of Stock (or cash, to the extent explicitly provided for in the Award Agreement) upon the satisfaction of such restrictions and conditions at the time of grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock. Restricted Stock Units with deferred settlement dates are subject to Section 409A and shall contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order to comply with the requirements of Section 409A.

(b) Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Agreement.

(c) Rights as a Stockholder. A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying her/his Restricted Stock Units, subject to the provisions of Section 11 and such terms and conditions as the Administrator may determine.

(d) Termination. Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 16 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Subsidiaries for any reason.

SECTION 9. UNRESTRICTED STOCK AWARDS

(a) Grant or Sale of Unrestricted Stock. The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. An Unrestricted Stock Award is an Award pursuant to which the grantee may receive shares of Stock free of any restrictions under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10. CASH-BASED AWARDS

(a) Grant of Cash-Based Awards. The Administrator may grant Cash-Based Awards under the Plan. A Cash-Based Award is an Award that entitles the grantee to a payment in cash upon the attainment of specified performance goals. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash.

SECTION 11. DIVIDEND EQUIVALENT RIGHTS

(a) Dividend Equivalent Rights. The Administrator may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an Award of Restricted Stock Units shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.

(b) Termination. Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 16 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Subsidiaries for any reason.

SECTION 12. TRANSFERABILITY OF AWARDS

(a) Transferability. Except as provided in Section 12(b) below, during a grantee’s lifetime, her/his Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

(b) Administrator Action. Notwithstanding Section 12(a), the Administrator, in its discretion, may provide either in the Award Agreement regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer her/his or her Non-Qualified Stock Options to her/his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.

(c) Family Member. For purposes of Section 12(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

(d) Designation of Beneficiary. To the extent permitted by the Company, each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 13. TAX WITHHOLDING

(a) Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

(b) Payment in Stock. The Administrator may require the Company’s tax withholding obligation to be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the grantees. The Administrator may also require the Company’s tax withholding obligation to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares of Stock issued pursuant to any Award are immediately sold and proceeds from such sale are remitted to the Company in an amount that would satisfy the withholding amount due.

SECTION 14. SECTION 409A AWARDS

Awards are intended to be exempt from Section 409A to the greatest extent possible and to otherwise comply with Section 409A. The Plan and all Awards shall be interpreted in accordance with such intent. To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any 409A Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 15. TERMINATION OF SERVICE RELATIONSHIP, TRANSFER, LEAVE OF ABSENCE, ETC.

(a) Termination of Service Relationship. If the grantee’s Service Relationship is with an Affiliate and such Affiliate ceases to be an Affiliate, the grantee shall be deemed to have terminated her/his Service Relationship for purposes of the Plan.

(b) For purposes of the Plan, the following events shall not be deemed a termination of a Service Relationship:

(i) a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or

(ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 16. AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall materially and adversely affect rights under any outstanding Award without the holder’s consent. The Administrator is specifically authorized to exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect the repricing of such Awards through cancellation and re-grants.To the extent required under the rules of any securities exchange or market system on which the Stock is listed, and to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by Company stockholders. Nothing in this Section 16 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(b) or 3(c).

SECTION 17. STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 18. GENERAL PROVISIONS

(a) No Distribution. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

(b) Issuance of Stock. To the extent certificated, stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any evidence of book entry or certificates evidencing shares of Stock pursuant to the exercise or settlement of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. Any Stock issued pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate or notations on any book entry to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(c) Stockholder Rights. Until Stock is deemed delivered in accordance with Section 18(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

(d) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

(e) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

(f) Clawback Policy. Awards under the Plan shall be subject to the Company’s clawback policy, as in effect from time to time.

SECTION 19. EFFECTIVE DATE OF PLAN

This Plan shall become effective upon the date immediately preceding the Registration Date subject to prior stockholder approval in accordance with applicable state law, the Company’s bylaws and articles of incorporation, and applicable stock exchange rules. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.

SECTION 20. GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of California, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS: May 21, 2021

DATE APPROVED BY STOCKHOLDERS: May 28, 2021

Marqeta, Inc. (the “Company”)

2021 Stock Option and Incentive Plan (the “Plan”)

UK Sub-Plan

1.	Purpose and eligibility

The purpose of this sub-plan to the Plan (the “UK Sub-Plan”) is to enable the Administrator (or any committee to which the Administrator has delegated its authority under section 2(c) of the Plan) to grant Options (which will be non-tax-advantaged for tax purposes) and Restricted Stock Units to certain Eligible Employees. Options and Restricted Stock Units granted pursuant to the UK Sub-Plan are granted pursuant to an “employees’ share scheme” for the purposes of the Financial Services and Markets Act 2000 and section 1166 of the Companies Act 2006. Any person to whom an Option or a Restricted Stock Unit has been granted under the UK Sub-Plan is a “Grantee” (including, in the case of Options, an “Optionee”) for the purposes of the Plan.

2.	Definitions

Unless a contrary intention is expressly stated, definitions used in this UK Sub-Plan are as contained in the Plan, with the following additions or amendments:

a)	“Data Protection Law” means:

(i)	EU Regulation 2016/679 as it forms part of the law of England and Wales by virtue of section 3 of the European Union (Withdrawal) Act 2018 (the “UK GDPR”); and

(ii)	The Data Protection Act 2018,

in each case, to the extent in force, and as such are updated, amended or replaced from time to time.

b)	“Date of Grant” means the date of grant of an Option or a Restricted Stock Unit, as specified in the applicable Award Agreement.

c)	“Eligible Employee” means an individual who is an executive director or employee of the Company or any Subsidiary and is based in the United Kingdom.

d)	“Exercise Price” means, in the case of Options, the price payable per share of Stock on the exercise of the Option.

e)	“HMRC” means HM Revenue & Customs.

f)	“ITEPA” means the Income Tax (Earnings and Pensions) Act 2003.

g)	“Personal Data” means as defined in UK GDPR.

h)	“Tax Liabilities” shall have the meaning set out in paragraph 7.1.

3.	Eligibility

Options and Restricted Stock Units granted pursuant to the UK Sub-Plan may only be granted to Eligible Employees.

4.	Terms

Options and Restricted Stock Units granted pursuant to the UK Sub-Plan shall be governed by the terms of the Plan, subject to any such amendments set out below and as are necessary to give effect to paragraph 1 of the UK Sub-Plan, and by the terms of the individual Award Agreement entered into between the Company and the Grantee, as appropriate.

5.	Exercise Price

The Exercise Price of an Option, or any consideration payable by the Grantee upon the delivery of Stock in connection with the vesting of a Restricted Stock Unit shall be determined by the Board on grant and notified to the Grantee in the Award Agreement.

6.	Withholding obligations

6.1

The Grantee shall be accountable for any income tax and, subject to the following provisions, national insurance liability which is chargeable on any assessable income deriving from the exercise of, or other dealing in, an Option and the vesting of, or other dealing in, a Restricted Stock Unit. In respect of such assessable income the Grantee shall indemnify the Company and (at the direction of the Company) any Subsidiary which is or may be treated as the employer of the Grantee in respect of the following (together, the “Tax Liabilities”):

a)

any income tax liability which falls to be paid to HMRC by the Company (or the relevant employing Subsidiary) under the PAYE system as it applies to income tax under ITEPA and the PAYE regulations referred to in it; and

b)

any national insurance liability which falls to be paid to HMRC by the Company (or the relevant employing Subsidiary) under the PAYE system as it applies for national insurance purposes under the Social Security Contributions and Benefits Act 1992 and regulations referred to in it, such national insurance liability being the aggregate of:

i.	all the employee’s primary Class 1 national insurance contributions; and

ii.	where lawful, all the employer’s secondary Class 1 national insurance contributions.

6.2

Pursuant to the indemnity referred to in paragraph 7.1, the Grantee shall make such arrangements as the Company requires to meet the cost of the Tax Liabilities, including at the direction of the Company any of the following:

a)

making a cash payment of an appropriate amount to the relevant company whether by cheque, banker’s draft or deduction from salary in time to enable the company to remit such amount to HMRC before the 14th day following the end of the month in which the event giving rise to the Tax Liabilities occurred;

b)

appointing the Company as agent and/or attorney for the sale of sufficient shares acquired pursuant to the exercise of an Option or vesting of a Restricted Stock Unit to cover the Tax Liabilities and authorising the payment to the relevant company of the appropriate amount (including all reasonable fees, commissions and expenses incurred by the relevant company in relation to such sale) out of the net proceeds of sale of the Stock; or

c)	entering into an election whereby the employer’s liability for secondary Class 1 national insurance contributions is transferred to the Grantee on terms set out in the election and approved by HMRC.

7.	Section 431 Election

Where the shares to be acquired on exercise of an Option or vesting of the Restricted Stock Unit are considered to be “restricted securities” for the purposes of the UK tax legislation (such determination to be at the sole discretion of the Company), it is a condition of exercise that the Grantee if so directed by the Company enter into a joint election with the Company or, if different, the relevant employing Subsidiary pursuant to section 431, ITEPA electing that the market value of the shares to be acquired on the exercise of an Option or vesting of the Restricted Stock Unit be calculated as if the shares were not “restricted securities”.

8.	Settlement of Restricted Stock Units

Settlement of Restricted Stock Units upon vesting will be made in whole shares of Stock, or, subject to the prior written consent of the Grantee, in the form of cash (or a combination of cash and whole shares of Stock). Section 8(a) of the Plan shall be amended accordingly for any Restricted Stock Units granted pursuant to this UK Sub-Plan.

9.	Terms of employment

9.1

The Grantee acknowledges that the terms of their employment shall not be affected in any way by her/his participation in the UK Sub-Plan, which shall not form part of such terms (either expressly or impliedly) nor in any way entitle him or her to take into account such participation in calculating any compensation or damages on the termination of her/his employment for whatever reason (whether lawful or unlawful) which might otherwise be payable to him or her, and the Grantee’s terms of employment shall be deemed to be varied accordingly.

9.2

The Plan and the UK Sub-Plan is entirely discretionary and may be suspended or terminated by the Board (acting by the Committee or otherwise) at any time for any reason. Participation in the Plan is entirely discretionary and does not create any contractual or other right to receive future grants of awards or benefits in lieu of such awards. All determinations with respect to future Options or Restricted Stock Units will be at the sole discretion of the Board (acting by the Committee or otherwise). Rights under the Plan are not pensionable.

10.	Data protection

10.1

The Company will collect, use, store, share and transfer Personal Data about the Grantee (“Data”) as necessary to facilitate the implementation, administration and management of the Plan and the UK Sub-Plan. The Company may collect and receive Data about the Grantee directly and/or from the relevant employing subsidiary. Full details about what Data the Company collects, how the Company collects, uses, stores, shares, transfers and protects that Data and the lawful basis that the Company relies on to do so under Data Protection Law, are set out in the Company’s privacy policy (“Privacy Policy”). The Privacy Policy is available upon request from the Company.

10.2

The Grantee confirms that he or she has read and understood the Privacy Policy and acknowledges that the Company may collect, use, store, share and transfer the Grantee’s Data in accordance with the Privacy Policy.

Adopted by the Administrator

on May 21, 2021

INCENTIVE STOCK OPTION AGREEMENT

UNDER THE MARQETA, INC.

2021 STOCK OPTION AND INCENTIVE PLAN

Name of Optionee:                    See Grant Notice provided by the Company to the Optionee through Equity Edge (the “EEO Grant Notice”)

No. of Option Shares:	See EEO Grant Notice

Option Exercise Price per Share:	See EEO Grant Notice Grant Date: See EEO Grant Notice

Vesting Commencement Date:	See EEO Grant Notice

Expiration Date: See EEO Grant Notice Pursuant to the Marqeta, Inc. 2021 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Marqeta, Inc. (the “Company”) hereby grants to the Optionee named above an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Class A Common Stock, par value $0.0001 per share (the “Stock”), of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan.

1. Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates indicated so long as the Optionee maintains a continuous Service Relationship with the Company or a Subsidiary on such dates: See EEO Grant Notice

Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2. Manner of Exercise.

(a) The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.

Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the

Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; or (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or (iv) a combination of (i), (ii) and (iii) above. Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.

(b) The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.

(c) The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.

(d) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

3. Termination of Service Relationship. If the Optionee’s Service Relationship with the Company or a Subsidiary (as defined in the Plan) terminates, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.

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(a) Termination Due to Death. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.

(b) Termination Due to Disability. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of such termination, may thereafter be exercised by the Optionee for a period of 12 months from the date of disability or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of disability shall terminate immediately and be of no further force or effect.

(c) Termination for Cause. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates for Cause, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” shall mean, unless otherwise provided in an employment or service agreement between the Company and the Optionee, a determination by the Administrator that the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company; (ii) the conviction of, indictment for or plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company.

(d) Other Termination. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates for any reason other than the Optionee’s death, the Optionee’s disability, or Cause, and unless otherwise determined by the Administrator, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect.

The Administrator’s determination of the reason for termination of the Optionee’s Service Relationship with the Company or a Subsidiary shall be conclusive and binding on the Optionee and his or her representatives or legatees.

4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5. Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

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6. Status of the Stock Option. This Stock Option is intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), but the Company does not represent or warrant that this Stock Option qualifies as such. The Optionee should consult with his or her own tax advisors regarding the tax effects of this Stock Option and the requirements necessary to obtain favorable income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements and that this Stock Option must be exercised within three months after termination of employment as an employee (or 12 months in the case of death or disability) to qualify as an “incentive stock option.” To the extent any portion of this Stock Option does not so qualify as an “incentive stock option,” such portion shall be deemed to be a non-qualified stock option. If the Optionee intends to dispose or does dispose (whether by sale, gift, transfer or otherwise) of any Option Shares within the one-year period beginning on the date after the transfer of such shares to him or her, or within the two-year period beginning on the day after the grant of this Stock Option, he or she will so notify the Company within 30 days after such disposition. Further, to the extent this Stock Option and any other incentive stock options of the Optionee having an aggregate fair market value in excess of $100,000 (determined as of the grant date of such options) first become exercisable in any year, such options will not qualify as incentive stock options.

7. Tax Withholding. The Optionee shall, not later than the date as of which the exercise of this Stock Option becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the required tax withholding obligation to be satisfied, in whole or in part, by (i) withholding from shares of Stock to be issued to the Optionee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due; or (ii) causing its transfer agent to sell from the number of shares of Stock to be issued to the Optionee, the number of shares of Stock necessary to satisfy the Federal, state and local taxes required by law to be withheld from the Optionee on account of such transfer.

8. No Obligation to Continue Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee’s Service Relationship with the Company or a Subsidiary and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the Optionee’s Service Relationship with the Company or a Subsidiary at any time.

9. Integration. This Agreement, including, without limitation, all exhibits attached hereto, constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

10. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home

4

address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Optionee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

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11. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

MARQETA, INC.

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated:
Optionee’s Signature

Optionee’s name and address:

6

NON-QUALIFIED STOCK OPTION AGREEMENT

FOR NON-EMPLOYEE DIRECTORS

UNDER THE MARQETA, INC.

2021 STOCK OPTION AND INCENTIVE PLAN

Name of Optionee:                    See Grant Notice provided by the Company to the Optionee through Equity Edge (the “EEO Grant Notice”)

No. of Option Shares:	See EEO Grant Notice

Option Exercise Price per Share:	See EEO Grant Notice

Grant Date:	See EEO Grant Notice

Vesting Commencement Date:	See EEO Grant Notice

Expiration Date: See EEO Grant Notice Pursuant to the Marqeta, Inc. 2021 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”),Marqeta, Inc. (the “Company”) hereby grants to the Optionee named above, who is a Non-Employee Director of the Company but is not an employee of the Company, an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Class A Common Stock, par value $0.0001 per share (the “Stock”), of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan. This Stock Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.

1. Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates indicated so long as the Optionee maintains a continuous Service Relationship with the Company or a Subsidiary on such dates: See EEO Grant Notice

Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2. Manner of Exercise.

(a) The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.

Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; or (v) a combination of (i), (ii), (iii) and (iv) above. Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.

(b) The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.

(c) The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.

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(d) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

3. Termination of as Non-EmployeeDirector. If the Optionee ceases to be a Non-Employee Director of the Company, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.

(a) Termination Due to Death. If the Optionee’s Service Relationship as a Non-Employee Director terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.

(b) Other Termination. If the Optionee ceases to be a Non-Employee Director for any reason other than the Optionee’s death, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date the Optionee ceased to be a Non-Employee Director, for a period of 12 months from the date the Optionee ceased to be a Non-Employee Director or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date the Optionee ceases to be a Non-Employee Director shall terminate immediately and be of no further force or effect.

4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5. Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

6. No Obligation to Continue as a Non-Employee Director. Neither the Plan nor this Stock Option confers upon the Optionee any rights with respect to continuance as a Non-Employee Director or other Service Relationship.

7. Integration. This Agreement, including, without limitation, all exhibits attached hereto, constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

8. Tax Withholding. To the extent applicable, the Optionee shall, not later than the date as of which the receipt of this Award becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the required tax withholding

3

obligation to be satisfied, in whole or in part, by (i) withholding from shares of Stock to be issued to the Optionee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due; or (ii) causing its transfer agent to sell from the number of shares of Stock to be issued to the Optionee, the number of shares of Stock necessary to satisfy the Federal, state and local taxes required by law to be withheld from the Optionee on account of such transfer.

9. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Optionee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

4

10. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

MARQETA, INC.

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated:
Optionee’s Signature

Optionee’s name and address:

5

NON-QUALIFIED STOCK OPTION AGREEMENT

FOR COMPANY EMPLOYEES

UNDER THE MARQETA, INC.

2021 STOCK OPTION AND INCENTIVE PLAN

Name of Optionee: See Grant Notice provided by the Company to the Optionee through Equity Edge (the “EEO Grant Notice”)

No. of Option Shares:	See EEO Grant Notice

Option Exercise Price per Share:	See EEO Grant Notice

Grant Date:	See EEO Grant Notice

Vesting Commencement Date:	See EEO Grant Notice

Expiration Date:	See EEO Grant Notice

Pursuant to the Marqeta, Inc. 2021 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Marqeta, Inc. (the “Company”) hereby grants to the Optionee named above an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Class A Common Stock, par value $0.0001 per share (the “Stock”) of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan. This Stock Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.

1. Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates indicated so long as Optionee maintains a continuous Service Relationship with the Company or a Subsidiary on such dates: See EEO Grant Notice

Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2. Manner of Exercise.

(a) The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.

Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; or (v) a combination of (i), (ii), (iii) and (iv) above. Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.

(b) The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.

(c) The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.

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(d) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

3. Termination of Service Relationship. If the Optionee’s Service Relationship with the Company or a Subsidiary (as defined in the Plan) terminates, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.

(a) Termination Due to Death. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.

(b) Termination Due to Disability. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates for any reason other than the Optionee’s death, the Optionee’s disability or Cause, and unless otherwise determined by the Administrator, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect.

(c) Termination for Cause. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates for Cause, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” shall mean, unless otherwise provided in an employment or other service agreement between the Company and the Optionee, a determination by the Administrator that the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company; (ii) the conviction of, indictment for or plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company.

(d) Other Termination. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates for any reason other than the Optionee’s death, the Optionee’s disability or Cause, and unless otherwise determined by the Administrator, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect.

3

The Administrator’s determination of the reason for termination of the Optionee’s Service Relationship with the Company or a Subsidiary shall be conclusive and binding on the Optionee and his or her representatives or legatees.

4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5. Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

6. Tax Withholding. The Optionee shall, not later than the date as of which the exercise of this Stock Option becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the required tax withholding obligation to be satisfied, in whole or in part, by (i) withholding from shares of Stock to be issued to the Optionee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due; or (ii) causing its transfer agent to sell from the number of shares of Stock to be issued to the Optionee, the number of shares of Stock necessary to satisfy the Federal, state and local taxes required by law to be withheld from the Optionee on account of such transfer.

7. No Obligation to Continue Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee’s Service Relationship with the Company or a Subsidiary and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the Optionee’s Service Relationship with the Company or a Subsidiary at any time.

8. Integration. This Agreement, including, without limitation, all exhibits attached hereto, constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

9. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy

4

rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Optionee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

10. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

MARQETA, INC.

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated:
Optionee’s Signature

Optionee’s name and address:

5

RESTRICTED STOCK UNIT AWARD AGREEMENT

FOR NON-EMPLOYEE DIRECTORS

UNDER THE MARQETA, INC.

2021 STOCK OPTION AND INCENTIVE PLAN

Name of Grantee: See Grant Notice provided by the Company to the Grantee through Equity Edge (the “EEO Grant Notice”)

No. of Restricted Stock Units:	See EEO Grant Notice

Grant Date:	See EEO Grant Notice

Pursuant to the Marqeta, Inc. 2021 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Marqeta, Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share of Class A Common Stock, par value $0.0001 per share (the “Stock”) of the Company.

1. Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.

2. Vesting of Restricted Stock Units. The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the Vesting Date or Dates specified in the EEO Grant Notice so long as the Grantee maintains a continuous Service Relationship with the Company or a Subsidiary on such Vesting Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Stock Units specified as vested on such date.

The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.

3. Termination of Service as a Non-Employee Director If the Grantee’s service with the Company and its Subsidiaries as a member of the Board terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units.

4. Issuance of Shares of Stock. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.

5. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6. Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.

7. No Obligation to Continue Service Relationship. Neither the Plan nor this Award confers upon the Grantee any rights with respect to continuance as a Non-Employee Director or other Service Relationship with the Company.

8. Integration. This Agreement, including, without limitation, all exhibits attached hereto, constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

9. Tax Withholding. To the extent applicable, the Grantee shall, not later than the date as of which the receipt of this Award becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the required tax withholding obligation to be satisfied, in whole or in part, by (i) withholding from shares of Stock to be issued to the Grantee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due; or (ii) causing its transfer agent to sell from the number of shares of Stock to be issued to the Grantee, the number of shares of Stock necessary to satisfy the Federal, state and local taxes required by law to be withheld from the Grantee on account of such transfer.

10. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

2

11. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

MARQETA, INC.

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:
Grantee’s Signature

Grantee’s name and address:

3

RESTRICTED STOCK UNIT AWARD AGREEMENT

FOR COMPANY EMPLOYEES

UNDER THE MARQETA, INC.

2021 STOCK OPTION AND INCENTIVE PLAN

Name of Grantee: See Grant Notice provided by the Company to the Grantee through Equity Edge (the “EEO Grant Notice”)

No. of Restricted Stock Units:	See EEO Grant Notice

Grant Date:	See EEO Grant Notice

Vesting Commencement Date:	See EEO Grant Notice

Pursuant to the Marqeta, Inc. 2021 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Marqeta, Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share of Class A Common Stock, par value $0.0001 per share (the “Stock”) of the Company.

1. Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.

2. Vesting of Restricted Stock Units. The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the Vesting Date or Dates specified in the EEO Grant Notice so long as the Grantee maintains a continuous Service Relationship with the Company or a Subsidiary on such Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Stock Units specified as vested on such date.

The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.

3. Termination of Service Relationship. If the Grantee’s Service Relationship with the Company or a Subsidiary terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units.

4. Issuance of Shares of Stock. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.

5. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6. Tax Withholding. The Grantee shall, not later than the date as of which the receipt of this Award becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. As a condition to the grant, vesting, and settlement of this Award and to the greatest extent permitted under the Plan and applicable laws, the Grantee authorizes the Company, in its discretion, to cause the required tax withholding obligation for payment of any Federal, state, and local taxes required by law to be satisfied, in whole or in part, by causing its transfer agent to sell from the number of shares of Stock to be issued to the Grantee, the number of shares of Stock necessary to satisfy the Federal, state and local taxes required by law to be withheld from the Grantee on account of such transfer. It is the Company’s intent that the mandatory sale to cover the required tax withholding obligation comply with the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act and be interpreted to comply with the requirements of Rule 10b5-1(c). Notwithstanding the foregoing, in its sole discretion, pursuant to this Agreement, the Company may instead withhold from shares of Stock to be issued to the Grantee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due and make payments from its own funds to the appropriate taxing authorities in an amount equal to the required tax withholding obligation, or may enter into any other arrangement with the Grantee to satisfy Grantee’s required tax withholding obligation in accordance with this section of the Agreement. Regardless of any action the Company takes with respect to any Federal, state, and local taxes on account of Grantee’s receipt of this Award, Grantee acknowledges and agrees that the ultimate tax liability is and remains Grantee’s responsibility and may exceed any amount actually withheld by the Company.

7. Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.

8. No Obligation to Continue Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee’s Service Relationship with the Company or a Subsidiary and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the Grantee’s Service Relationship with the Company or a Subsidiary at any time.

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9. Integration. This Agreement, including, without limitation, all exhibits attached hereto, constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

10. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

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11. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

MARQETA, INC.

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:
Grantee’s Signature

Grantee’s name and address:

4

AUS NON-QUALIFIED STOCK OPTION AGREEMENT

FOR COMPANY EMPLOYEES

UNDER THE MARQETA, INC.

2021 STOCK OPTION AND INCENTIVE PLAN

Name of Optionee: See Grant Notice provided by the Company to the Optionee through Equity Edge (the “EEO Grant Notice”)

No. of Option Shares:	See EEO Grant Notice

Option Exercise Price per Share:	See EEO Grant Notice

Grant Date:	See EEO Grant Notice

Vesting Commencement Date:	See EEO Grant Notice

Expiration Date:	See EEO Grant Notice

Pursuant to the Marqeta, Inc. 2021 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Marqeta, Inc. (the “Company”) hereby grants to the Optionee named above an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Class A Common Stock, par value $0.0001 per share (the “Stock”) of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan. This Stock Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.

1. Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates indicated so long as Optionee maintains a continuous Service Relationship with the Company or a Subsidiary on such dates: See EEO Grant Notice

Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2. Manner of Exercise.

(a) The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.

Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; or (v) a combination of (i), (ii), (iii) and (iv) above. Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.

(b) The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.

(c) The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.

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(d) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

3. Termination of Service Relationship. If the Optionee’s Service Relationship with the Company or a Subsidiary (as defined in the Plan) terminates, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.

(a) Termination Due to Death. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.

(b) Termination Due to Disability. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of such termination, may thereafter be exercised by the Optionee for a period of 12 months from the date of disability or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of disability shall terminate immediately and be of no further force or effect.

(c) Termination for Cause. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates for Cause, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” shall mean, unless otherwise provided in an employment or other service agreement between the Company and the Optionee, a determination by the Administrator that the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company; (ii) the conviction of, indictment for or plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company.

(d) Other Termination. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates for any reason other than the Optionee’s death, the Optionee’s disability or Cause, and unless otherwise determined by the Administrator, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect.

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The Administrator’s determination of the reason for termination of the Optionee’s Service Relationship with the Company or a Subsidiary shall be conclusive and binding on the Optionee and his or her representatives or legatees.

4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein. Further, Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) applies to this Agreement and the Stock Option granted to Australian employees under this Agreement.

5. Transferability. This Agreement and the Stock Option the subject of this Agreement (whether vested or unvested) are personal to the Optionee, are non-assignable and are not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee. Any breach of this provision will cause the Stock Option to be immediately forfeited.

6. Tax Withholding. The Optionee shall, not later than the date as of which the exercise of this Stock Option becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the required tax withholding obligation to be satisfied, in whole or in part, by (i) withholding from shares of Stock to be issued to the Optionee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due; or (ii) causing its transfer agent to sell from the number of shares of Stock to be issued to the Optionee, the number of shares of Stock necessary to satisfy the Federal, state and local taxes required by law to be withheld from the Optionee on account of such transfer.

You should provide your tax file number to the Company if you have not already done so in order to avoid withholding tax on the Stock Options granted to you. It is up to you as to whether you wish to disclose your TFN and you are not required by law to do so.

7. No Obligation to Continue Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee’s Service Relationship with the Company or a Subsidiary and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the Optionee’s Service Relationship with the Company or a Subsidiary at any time.

8. Integration. This Agreement, including, without limitation, all exhibits attached hereto, constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

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9. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Optionee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

10. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

MARQETA, INC.

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated:
Optionee’s Signature

Optionee’s name and address:

5

AUS RESTRICTED STOCK UNIT AWARD AGREEMENT

FOR COMPANY EMPLOYEES

UNDER THE MARQETA, INC.

2021 STOCK OPTION AND INCENTIVE PLAN

Name of Grantee: See Grant Notice provided by the Company to the Grantee through Equity Edge (the “EEO Grant Notice”)

No. of Restricted Stock Units:	See EEO Grant Notice

Grant Date:	See EEO Grant Notice

Vesting Commencement Date:	See EEO Grant Notice

Pursuant to the Marqeta, Inc. 2021 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Marqeta, Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share of Class A Common Stock, par value $0.0001 per share (the “Stock”) of the Company.

1. Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.

2. Vesting of Restricted Stock Units. The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the Vesting Date or Dates specified in the EEO Grant Notice so long as the Grantee maintains a continuous Service Relationship with the Company or a Subsidiary on such Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Stock Units specified as vested on such date.

The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.

3. Termination of Service Relationship. If the Grantee’s Service Relationship with the Company or a Subsidiary terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units.

4. Issuance of Shares of Stock. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.

5. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein. Further, Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) applies to this Agreement and the Stock Option granted to Australian employees under this Agreement.

6. Tax Withholding. The Grantee shall, not later than the date as of which the receipt of this Award becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the required tax withholding obligation to be satisfied, in whole or in part, by (i) withholding from shares of Stock to be issued to the Grantee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due; or (ii) causing its transfer agent to sell from the number of shares of Stock to be issued to the Grantee, the number of shares of Stock necessary to satisfy the Federal, state and local taxes required by law to be withheld from the Grantee on account of such transfer.

You should provide your tax file number to the Company if you have not already done so in order to avoid withholding tax on the Stock granted to you. It is up to you as to whether you wish to disclose your TFN and you are not required by law to do so.

7. Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.

8. No Obligation to Continue Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee’s Service Relationship with the Company or a Subsidiary and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the Grantee’s Service Relationship with the Company or a Subsidiary at any time.

9. Integration. This Agreement, including, without limitation, all exhibits attached hereto, constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

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10. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

11. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

MARQETA, INC.

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:
Grantee’s Signature

Grantee’s name and address:

3

NON-QUALIFIED STOCK OPTION AGREEMENT

FOR COMPANY NETHERLANDS EMPLOYEES

UNDER THE MARQETA, INC.

2021 STOCK OPTION AND INCENTIVE PLAN

Name of Optionee:	See Grant Notice provided by the Company to the Optionee through Equity Edge (the “EEO Grant Notice”)

No. of Option Shares:	See EEO Grant Notice

Option Exercise Price per Share:	See EEO Grant Notice

Grant Date:	See EEO Grant Notice

Vesting Commencement Date:	See EEO Grant Notice

Expiration Date:	See EEO Grant Notice

Pursuant to the Marqeta, Inc. 2021 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Marqeta, Inc. (the “Company”) hereby grants to the Optionee named above an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Class A Common Stock, par value $0.0001 per share (the “Stock”) of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan. This Stock Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.

1. Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates indicated so long as Optionee maintains a continuous Service Relationship with the Company or a Subsidiary on such dates: See EEO Grant Notice.

Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2. Manner of Exercise.

(a) The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.

Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; or (v) a combination of (i), (ii), (iii) and (iv) above. Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.

(b) The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.

(c) The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.

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(d) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

3. Termination of Service Relationship. If the Optionee’s Service Relationship with the Company or a Subsidiary (as defined in the Plan) or a payroll firm as agreed upon between the Optionee and the Company terminates, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.

(a) Termination Due to Death. If the Optionee’s Service Relationship with the Company or a Subsidiary or a payroll firm as agreed upon between the Optionee and the Company terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.

(b) Termination Due to Disability. If the Optionee’s Service Relationship with the Company or a Subsidiary or a payroll firm as agreed upon between the Optionee and the Company terminates by reason of the Optionee’s disability (in accordance with article 7:669 under 3 sub b DCC), any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of such termination, may thereafter be exercised by the Optionee for a period of 12 months from the date of disability or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of disability shall terminate immediately and be of no further force or effect.

(c) Termination for Cause. If the Optionee’s Service Relationship with the Company or a Subsidiary or a payroll firm as agreed upon between the Optionee and the Company, terminates for Cause, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” shall mean, unless otherwise provided in an employment or other service agreement between the Company and the Optionee, that the Optionee shall be dismissed due to: (i) an urgent cause (article 7:677 jo. article 7:678 DCC), (ii) underperformance of the Optionee (article 7:669 under 3 sub d DCC) (iii) serious imputable acts of the Optionee (article 7:669 under 3 sub e DCC), or (iv) other reasons (article 7:669 under 3 sub h DCC).

(d) Other Termination. If the Optionee’s Service Relationship with the Company or a Subsidiary or a payroll firm as agreed upon between the Optionee and the Company terminates for any reason other than the Optionee’s death, the Optionee’s disability or Cause, and unless otherwise determined by the Administrator, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect.

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The Administrator’s determination of the reason for termination1 of the Optionee’s Service Relationship with the Company or a Subsidiary shall be conclusive and binding on the Optionee and his or her representatives or legatees.

4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5. Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

6. Tax Withholding. The Optionee shall, not later than the date as of which the exercise of this Stock Option becomes a taxable event for (Federal) income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the required tax withholding obligation to be satisfied, in whole or in part, by (i) withholding from shares of Stock to be issued to the Optionee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due; or (ii) causing its transfer agent to sell from the number of shares of Stock to be issued to the Optionee, the number of shares of Stock necessary to satisfy the Federal, state and/or local taxes required by law to be withheld from the Optionee on account of such transfer.

7. No Obligation to Continue Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee’s Service Relationship with the Company or a Subsidiary and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the Optionee’s Service Relationship with the Company or a Subsidiary at any time.

8. Integration. This Agreement, including, without limitation, all exhibits attached hereto, constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

9. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”).

[1]	The administrator will take into account the local law in order to determine the reason for termination.

4

By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Optionee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

10. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

MARQETA, INC.

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated:
Optionee’s Signature

Optionee’s name and address:

5

Annex – Tax Summary

THE NETHERLANDS – TAX SUMMARY

General

The following summary outlines certain material Dutch tax consequences that generally apply to Stock Options granted under the Plan and the sale of any Stock acquired pursuant to the exercise of such Stock Options. Please note that the specific Dutch tax consequences apply depending on the individual circumstances. All references in this summary to the Netherlands and Dutch law are to the European part of the Kingdom of the Netherlands and its law, respectively, only. The summary applies to Optionees who are tax resident in the Netherlands (Participant) and are employed by a Dutch Subsidiary or a Dutch payroll company (Dutch payroll company). This summary is based on the tax laws and practice of the Netherlands as in effect on the date hereof, which are subject to changes that could prospectively or retrospectively affect the Dutch tax consequences.

Grants of Stock Option

The granting of Stock Option should not lead to any Dutch wage withholding tax or income tax obligations.

Exercise of Stock Option

Upon exercise of the Stock Option, the amount of the gain realized by the Dutch Participant (i.e., the difference between (i) the fair market value of the Stock acquired, and (ii) the Option Exercise Price) will be included in the Dutch Participant’s taxable wages (belastbaar loon) and be subject to wage withholding tax and social insurance contributions at progressive tax rates (to the extent the applicable contribution ceiling has not been exceeded). The Dutch Subsidiary or Dutch payroll company needs to withhold the wage withholding tax (and social security contributions, if applicable) from the Dutch Participant’s salary.

Owning and Selling Stock

A Dutch Participant owning Stock would normally not be subject to tax on income and capital gains realized on the Stock. The Dutch Participant would generally be taxable at a flat rate of 30% on deemed income from savings and investments (inkomen uit sparen en beleggen). This deemed income ranges from 1.898% to 5.69% of the Dutch Participant’s yield basis (rendementsgrondslag, which would include the Stock) at the beginning of the calendar year.

6

RESTRICTED STOCK UNIT AWARD AGREEMENT

FOR COMPANY NETHERLANDS EMPLOYEES

UNDER THE MARQETA, INC.

2021 STOCK OPTION AND INCENTIVE PLAN

Name of Grantee:	See Grant Notice provided by the Company to the Grantee through Equity Edge (the “EEO Grant Notice”)

No. of Restricted Stock Units:	See EEO Grant Notice

Grant Date:	See EEO Grant Notice

Vesting Commencement Date:	See EEO Grant Notice

Pursuant to the Marqeta, Inc. 2021 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Marqeta, Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share of Class A Common Stock, par value $0.0001 per share (the “Stock”) of the Company.

1. Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.

2. Vesting of Restricted Stock Units. The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the Vesting Date or Dates specified in the EEO Grant Notice so long as the Grantee maintains a continuous Service Relationship with the Company or a Subsidiary, or remains employed at a payroll firm as agreed upon between the Grantee and the Company on such Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Stock Units specified as vested on such date.

The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.

3. Termination of Service Relationship. If the Grantee’s Service Relationship with the Company or a Subsidiary terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units.

4. Issuance of Shares of Stock. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.

5. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6. Tax Withholding. The Grantee shall, not later than the date as of which the receipt of this Award becomes a taxable event for (Federal) income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the required tax withholding obligation to be satisfied, in whole or in part, by (i) withholding from shares of Stock to be issued to the Grantee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due; or (ii) causing its transfer agent to sell from the number of shares of Stock to be issued to the Grantee, the number of shares of Stock necessary to satisfy the Federal, state and local taxes required by law to be withheld from the Grantee on account of such transfer.

7. Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.

8. No Obligation to Continue Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee’s Service Relationship with the Company or a Subsidiary and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the Grantee’s Service Relationship with the Company or a Subsidiary at any time.

9. Integration. This Agreement, including, without limitation, all exhibits attached hereto, constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

10. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

2

11. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

MARQETA, INC.

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:
Grantee’s Signature

Grantee’s name and address:

3

Annex – Tax Summary

THE NETHERLANDS – TAX SUMMARY

General

The following summary outlines certain material Dutch tax consequences that generally apply to Awards granted under the Plan. Please note that the specific Dutch tax consequences apply depending on the individual circumstances. All references in this summary to the Netherlands and Dutch law are to the European part of the Kingdom of the Netherlands and its law, respectively, only. The summary applies to Grantees who are tax resident in the Netherlands (Participant) and are employed by a Dutch Subsidiary or a Dutch payroll company (Dutch payroll company). This summary is based on the tax laws and practice of the Netherlands as in effect on the date hereof, which are subject to changes that could prospectively or retrospectively affect the Dutch tax consequences.

Grants of Awards

The granting of Awards under this Agreement should not lead to any Dutch wage withholding tax or income tax obligations.

Vesting of Restricted Stock Units

Upon vesting of the Restricted Stock Units, the fair market value of the Restricted Stock Units will be included in the Dutch Participant’s taxable wages (belastbaar loon) and be subject to wage withholding tax and social insurance contributions at progressive tax rates (to the extent the applicable contribution ceiling has not been exceeded). The Dutch Subsidiary or the Dutch payroll company needs to withhold the wage withholding tax (and social security contributions, if applicable) from the Dutch Participant’s salary.

Owning and Selling Stock

A Dutch Participant owning Stock would normally not be subject to tax on income and capital gains realized on the Stock. The Dutch Participant would generally be taxable at a flat rate of 30% on deemed income from savings and investments (inkomen uit sparen en beleggen). This deemed income ranges from 1.898% to 5.69% of the Dutch Participant’s yield basis (rendementsgrondslag, which would include the Stock) at the beginning of the calendar year.

4

UK NON-QUALIFIED STOCK OPTION AGREEMENT

FOR COMPANY EMPLOYEES

UNDER THE MARQETA, INC.

2021 STOCK OPTION AND INCENTIVE PLAN

Name of Optionee:	See Grant Notice provided by the Company to the Optionee through Equity Edge (the “EEO Grant Notice”)

No. of Option Shares:	See EEO Grant Notice

Option Exercise Price per Share:	See EEO Grant Notice

Grant Date:	See EEO Grant Notice

Vesting Commencement Date:	See EEO Grant Notice

Expiration Date:	See EEO Grant Notice

Pursuant to the Marqeta, Inc. 2021 Stock Option and Incentive Plan (and the UK Sub-Plan) as amended through the date hereof (together, the “Plan”), Marqeta, Inc. (the “Company”) hereby grants to the Optionee named above an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Class A Common Stock, par value $0.0001 per share (the “Stock”) of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan. This Stock Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.

1. Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates indicated so long as Optionee maintains a continuous Service Relationship with the Company or a Subsidiary on such dates: See EEO Grant Notice.

Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2. Manner of Exercise.

(a) The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.

Payment of the purchase price for the Option Shares (which, for the avoidance of doubt, shall be payable in US dollars) may be made by one or more of the following methods: (i) in cash, by certified or bank cheque or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a cheque payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; or (v) a combination of (i), (ii), (iii) and (iv) above. Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.

(b) The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.

(c) The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.

2

(d) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

3. Termination of Service Relationship. If the Optionee’s Service Relationship with the Company or a Subsidiary (as defined in the Plan) terminates, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.

(a) Termination Due to Death. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.

(b) Termination Due to Disability. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of such termination, may thereafter be exercised by the Optionee for a period of 12 months from the date of disability or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of disability shall terminate immediately and be of no further force or effect.

(c) Termination for Cause. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates for Cause, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” shall mean, unless otherwise provided in an employment or other service agreement between the Company and the Optionee, a determination by the Administrator that the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company; (ii) the conviction of, indictment for or plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company.

(d) Other Termination. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates for any reason other than the Optionee’s death, the Optionee’s disability or Cause, and unless otherwise determined by the Administrator, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect.

3

The Administrator’s determination of the reason for termination of the Optionee’s Service Relationship with the Company or a Subsidiary shall be conclusive and binding on the Optionee and his or her representatives or legatees.

4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5. Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than to the Optionee’s personal representative on their death. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s personal representative.

6. Tax Withholding. As a condition to the grant and/or exercise of any Stock Options under this Agreement, in accordance with rule 6 of the Sub-Plan the Optionee agrees to make adequate provision for the satisfaction of (and will indemnify the Company or Subsidiary employing the Optionee) for any Tax Liabilities, including but not limited to, income tax liability which falls to be paid to HMRC by the Company (or Subsidiary employing the Optionee) under the PAYE system as it applies to income tax under ITEPA and PAYE regulations referred to in ITEPA, any employee’s primary national insurance contributions liability and any employer’s secondary national insurance contributions liability which falls to be paid to HMRC by the Company (or Subsidiary employing the Optionee) under the modified PAYE system as it applies for national insurance purposes under the Social Security Contributions and Benefits Act 1992 and regulations referred to in it.

7. Section 431 Election. If so required by the Company, and if the shares of Stock are considered to be “restricted securities” for the purposes of Part 7, Chapter 2 ITEPA (such determination to be made by the Company in its discretion), exercise of the Stock Options is conditional on the Optionee executing a joint election pursuant to section 431 ITEPA together with the employer electing that the market value of the shares of Stock be calculated as if they were not “restricted securities”.

8. No Obligation to Continue Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee’s Service Relationship with the Company or a Subsidiary and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the Optionee’s Service Relationship with the Company or a Subsidiary at any time.

9. Integration. This Agreement, including, without limitation, all exhibits attached hereto, constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

4

10. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Optionee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

11. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

MARQETA, INC.

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated:
Optionee’s Signature

Optionee’s name and address:

5

UK RESTRICTED STOCK UNIT AWARD AGREEMENT

FOR COMPANY EMPLOYEES

UNDER THE MARQETA, INC.

2021 STOCK OPTION AND INCENTIVE PLAN

Name of Grantee:	See Grant Notice provided by the Company to the Grantee through Equity Edge (the “EEO Grant Notice”)

No. of Restricted Stock Units:	See EEO Grant Notice

Grant Date:	See EEO Grant Notice

Vesting Commencement Date:	See EEO Grant Notice

Pursuant to the Marqeta, Inc. 2021 Stock Option and Incentive Plan (and the UK Sub-Plan) as amended through the date hereof (together, the “Plan”), Marqeta, Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share of Class A Common Stock, par value $0.0001 per share (the “Stock”) of the Company.

1. Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.

2. Vesting of Restricted Stock Units. The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the Vesting Date or Dates specified in the EEO Grant Notice so long as the Grantee maintains a continuous Service Relationship with the Company or a Subsidiary on such Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Stock Units specified as vested on such date.

The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.

3. Termination of Service Relationship. If the Grantee’s Service Relationship with the Company or a Subsidiary terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units.

4. Issuance of Shares of Stock. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.

5. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6. Tax Withholding. As a condition to the grant and/or vesting of any Restricted Stock Units under this Agreement, in accordance with rule 6 of the Sub-Plan the Grantee agrees to make adequate provision for the satisfaction of (and will indemnify the Company or Subsidiary employing the Grantee) for any Tax Liabilities, including but not limited to, income tax liability which falls to be paid to HMRC by the Company (or Subsidiary employing the Grantee) under the PAYE system as it applies to income tax under ITEPA and PAYE regulations referred to in ITEPA, any employee’s primary national insurance contributions liability and any employer’s secondary national insurance contributions liability which falls to be paid to HMRC by the Company (or Subsidiary employing the Grantee) under the modified PAYE system as it applies for national insurance purposes under the Social Security Contributions and Benefits Act 1992 and regulations referred to in it.

7. Section 431 Election. If so required by the Company, and if the shares of Stock are considered to be “restricted securities” for the purposes of Part 7, Chapter 2 ITEPA (such determination to be made by the Company in its discretion), vesting of the Restricted Stock Units is conditional on the Grantee executing a joint election pursuant to section 431 ITEPA together with the employer electing that the market value of the shares of Stock be calculated as if they were not “restricted securities”.

8. Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.

9. No Obligation to Continue Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee’s Service Relationship with the Company or a Subsidiary and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the Grantee’s Service Relationship with the Company or a Subsidiary at any time.

10. Integration. This Agreement, including, without limitation, all exhibits attached hereto, constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

2

11. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

12. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

MARQETA, INC.

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:
Grantee’s Signature

Grantee’s name and address:

3

MARQETA, INC. 2021 STOCK OPTION AND INCENTIVE PLAN

Addendum Germany

1	Purpose of the Addendum

The purpose of this Addendum is to set out the specific terms relating to the participation by German resident employees (the “German Participants”, irrespective of nationality) in the MARQETA, INC. 2021 STOCK OPTION AND INCENTIVE PLAN (the “Plan”) of Marqeta, Inc. (the “Company”). The Plan, as amended by this Addendum, will apply to any German Participants who are resident in Germany who are granted Awards pursuant to the Plan. For the German Participants, this Addendum is part of the Plan and any other agreement and documents related to the Plan. The German Participants will take part in the program under the Plan, and no separate program will be adopted by the Company for them.

Please note, this MARQETA, INC. 2021 STOCK OPTION AND INCENTIVE PLAN Addendum Germany replaces any previous Addendums between the German Participant and the Company regarding the German Participant’s eligibility to participate in the Company’s equity scheme, especially also the MARQETA, INC. 2011 EQUITY INCENTIVE PLAN Addendum Germany dated January 22, 2021.

Unless otherwise defined in this Addendum, the terms used in this Addendum shall have the meaning defined in the Plan. In the event of a conflict between the terms of the Plan and the terms of this Addendum, the terms of the Plan shall prevail.

2	No Employment Rights

The German Participants are employees of a direct or indirect Subsidiary of the Company only. They have no employment or any other contractual relationship with the Company, and no such relationship shall be created or implied by either their participation in the program or by this Addendum or any other document related hereto. Neither this Addendum nor any other document shall confer upon any German Participant any right with respect to continuation of an existing relationship, nor shall it interfere in any way with such German Participant’s right or the Subsidiaries’ right to terminate the relationship at any time, with or without cause, in accordance with the applicable legal provisions.

3	Taxes

3.1

General. Below is a brief summary as of the date of this Addendum of certain German tax consequences under the laws in effect as of the date of this Addendum. This summary does not purport to be a complete statement of existing tax laws and regulations by which the German Participants may or could be affected, and the tax laws and regulations are subject to change. The German Participants should consult with a tax advisor before taking any measures under the Plan.

3.2

Individual Income Tax. According to the relevant provisions of the German Income Tax Act, individuals whose domicile or customary place of abode is located within Germany are subject to unlimited taxation in Germany on their worldwide income. Income is deemed to be any form of consideration in cash and/or any other benefit received for services, capital gains, employment, etc. The Plan, in certain circumstances, might result in a non-cash benefit for a German Participant insofar as he receives Stocks below the fair market value at the date Stocks are transferred to him. For tax purposes, such a discount would be considered an advantage and a taxable non-cash benefit for the German Participants, equal to the difference between the price effectively paid by the German Participants (if any) and the fair market value of the Stocks received at the date they are transferred. Such advantage would be subject to income tax.

The same holds true, if Stocks are transferred after the exercise of a stock option or Stock Appreciation Right pursuant to the Plan, or after the lapse of the non-transferability of the respective Restricted Award (i.e. Restricted Stock Units, Restricted Stock Awards). The grant of a stock option or Restricted Award generally does not trigger any taxation. This is because, a taxation of a non-cash benefit presupposes that it is at the German Participant’s disposal, i.e. that the Stocks are at his disposal.

3.3

Avoiding Double Taxation. Germany is a party to multiple conventions for the avoidance of double taxation (“Tax Treaties”). The Tax Treaties generally establish the principle that employment income can be taxed by the country in which the employee has his, her or their domicile or customary place of abode or by the country in which the employee usually works. In case of a German Participant who is an employee of the Company or of a direct or indirect Subsidiary and who has his, her or their domicile or customary place of abode in Germany and usually works in Germany, this principle will give rise to taxation in Germany. However, the Tax Treaties provide for numerous exceptions. Subject to the personal situation of the German Participants, special rules of the Tax Treaties will apply, which might have different consequences.

3.4

Wage Tax. If a German Participant is an employee of a German Subsidiary or, e.g., of a foreign direct/indirect subsidiary of the Company, which has a permanent establishment or a permanent agent in Germany, such Subsidiary is subject to German tax duties with respect to such German Participant. Under German law, the Subsidiary must withhold tax, i.e. income tax, including maybe, solidarity surcharge, social security contributions and church tax (“Wage Tax”) from the employee’s salary. When calculating the amount of Wage Tax, the Subsidiary has to take into account the entire remuneration, including any advantages granted to employees other than the normal salary. This also comprises any non-cash benefit as mentioned above. The Wage Tax, so calculated, has to be deducted for the account of the employee and the respective amount be forwarded to the tax authorities.

3.5

Please note: There is a legislative draft pending which provides for a favourable tax regime for employee stock ownership plans under certain prerequisites. The current draft postpones in effect a taxation to a point of a time after the Stocks have been granted, e.g. lapse of 10 years after the grant at the latest. According to the draft law, these tax privileges shall apply from 1st July 2021 onwards. Whether and to which extent the draft will be enacted is, however, uncertain.

3.6

Co-operation. The German Participants shall co-operate with the Company and the Subsidiary, with a view to making such arrangements as required by German tax law. In particular, the German Participants shall provide the Company and the Subsidiary in due time with any information reasonably relevant to ensure proper taxation in Germany. Compliance with German tax provisions relating to the German Participants is the sole responsibility of the German Participants.

3.7

Sale of Stocks. The German Participant will recognize a capital gain to the extent the amount realized upon the sale of such Stocks exceeds the fair market value at the time the Stocks are transferred to him. The German Participant will be required to report the gain in his tax return and pay any tax applicable to this amount.

4	Language / Sprachfassung

English:

The German Participant declares that he has read and fully understood the Plan, the applicable Stock Option Agreement, Restricted Stock Unit Agreement, or Stock Award Agreement (or similar agreement, as appropriate) and this Addendum in the English language. He hereby irrevocably waives any right he may have to request a German translation of these documents and any other document related to the Plan.

Deutsch:

Der deutsche Teilnehmer erklärt, dass er die englischsprachigen Versionen des MARQETA, INC. 2021 STOCK OPTION AND INCENTIVE PLAN, den Vertrag über RESTRICTED STOCK UNIT AWARD (RSU) oder den Vertrag über NON-QUALIFIED STOCK OPTION (NSO) (oder gegebenenfalls einen ähnlichen Vertrag) und dieser Anlage für Deutschland (Addendum Germany) gelesen und vollständig verstanden hat. Der Teilnehmer verzichtet ausdrücklich auf den Erhalt einer deutschen Übersetzung für die vorgenannten Dokumente und sonstiger mit dem MARQETA, INC. 2021 STOCK OPTION AND INCENTIVE PLAN im Zusammenhang stehender Dokumente.

5	Governing Law

The entire relationship between the German Participant and the Company regarding the Plan, as amended by this Addendum, and all acts and transactions related thereto between them and the rights and the obligations thereunder shall be governed, construed and interpreted in accordance with the laws of the State of California without giving effect to the conflict of law principles, as far as this is legally possible.

Location, Date

[••Print name••] German Participant